UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2012

BARNES & NOBLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Barnes & Noble, Inc. (the “Company”) makes this filing on Form 8-K as required by the Scheduling Order (the “Scheduling Order”) granted by the Delaware Court of Chancery on June 15, 2012 in connection with the proposed settlement (the “Settlement”) in In re Barnes & Noble Stockholder Derivative Litigation, C.A. No. 4813-VCS. The material terms of the Settlement were previously disclosed by the Company in a Current Report on Form 8-K filed on June 15, 2012.

Pursuant to the Scheduling Order, attached hereto as Exhibit 99.1 is the Summary Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing and Right to Appear (the “Summary Notice”).

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report.

Exhibit No.	Description

99.1	Summary Notice, dated June 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.,

Date: July 3, 2012	By:	/s/ Bradley A. Feuer
Name: Bradley A. Feuer
Title: Vice President, Assistant General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Summary Notice, dated June 20, 2012.